Southern First Bancshares, Inc. (SFST)

Art Seaver – Chief Executive Officer
Justin Strickland – President

Investor Presentation
November 6th – 7th, 2012

Forward Looking Statements:

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Southern First Bancshares, Inc. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors (including continued general economic weakness, a further downturn in the economy, lower real estate values, greater than expected non-interest expenses, increased competition, fluctuations in interest rates, regulatory actions, excessive loan losses, and other factors) that may cause Southern First's actual results to differ materially from the anticipated results expressed or implied in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Southern First's operating results in documents filed by Southern First Bancshares, Inc. with the Securities and Exchange Commission, including the annual report on Form 10-K and other required filings. Southern First assumes no duty to update the forward-looking statements made in this presentation.

Southern First Bancshares – Corporate Profile


85
385
26
Greenville
Columbia
Charleston

South Carolina

Headquartered in Greenville SC
- 121 total employees

$780 million in total assets (*)
- 9th largest bank headquartered in SC

Greenville SC market – 4 offices
- largest banking market in SC
- #6 market share out of 34 banks (**)

Columbia SC market – 2 offices
- 2nd largest banking market in SC
- surpassed $145 million in deposits (*)
- 3rd office opening in Q4 2012

- Charleston SC market
  - 3rd largest banking market in SC
  - new expansion
  - significant market experience

(*) Sep 2012
(**) FDIC – June 2011

Recent Strategic Accomplishments:

- Exited TARP with successful US Treasury auction in June 2012
- Partially redeemed $1 million of TARP preferred stock during auction
- Retired warrants associated with TARP
- Announced strategic expansion to Charleston SC market

Southern FIRST

SFST: Why Charleston?

Charleston County Market Share	June 2012			June 2011		June 2010	
Institution Name	No. of Offices	Deposits $0	Market Share	$0	Market Share	Deposits $0	Market Share
WELLS FARGO BANK	20	1,785,089	22.94%	1,899,069	24.79%	2,201,827	27.73%
FIRST FEDERAL	22	1,190,386	15.30%	1,288,087	16.81%	1,324,943	16.69%
BANK OF AMERICA	13	1,063,053	13.66%	969,626	12.66%	873,341	11.00%
SYNOVUS BANK	**6**	**694,184**	**8.92%**	**600,846**	**7.84%**	**547,043**	**6.89%**
BRANCH BANKING & TRUST	9	412,755	5.31%	344,867	4.50%	326,214	4.11%
CRESCOM BANK	5	412,105	5.30%	294,221	3.84%	330,093	4.16%
FIRST CITIZENS BANK	14	395,975	5.09%	433,057	5.65%	337,233	4.25%
SOUTHCOAST COMMUNITY BANK	7	250,198	3.22%	255,148	3.33%	277,644	3.50%
BANK OF SOUTH CAROLINA	3	233,537	3.00%	227,077	2.96%	200,678	2.53%
18 OTHER BANKS	44	1,342,901	2.81%				
27 Total Banks	143	**7,780,183**		**7,661,070**		**7,795,664**	

FDIC Data

SFST: Investment Profile

Performance

Superb asset quality / strong earnings momentum

Model

Proven organic growth / excellent efficiency

Leadership

Market experience / performance driven

Valuation

74% TBV / exited TARP and retired warrants

Southern FIRST

Q3 2012 Performance Highlights:

- Q3 net income increased 153% to $1.2 million
- Net interest margin increased to 3.72% compared to 3.36% in Q3 2011
- Loan balances have increased $47 million or 8% since Q3 2011
- Nonperforming assets improved to 1.43%

Performance

Superb asset quality / strong earnings momentum

	Southern First YE 2011	All SC Banks YE 2011		Southern First Sep 2012
ASSET QUALITY				
Net charge offs / loans	.81%	1.79%		.71%
Non performing assets / assets	1.82%	5.20%		1.43%
ALLL coverage of non-performing loans	87%	42%		100%

FDIC data

Performance

Superb asset quality / strong earnings momentum



Consumer
1%
Consumer
Real Estate
13%
Business
17%
Consumer
HELOC
12%
Construction /
Development
4%
Consumer
Construction
2%
Non Owner
Occupied CRE
26%
Owner Occupied
CRE
25%

Sep 2012 data

Performance

Superb asset quality / strong earnings momentum

- Revenue growing
  - Net interest income up 12% YTD 2012
  - 8% loan growth in last year
- Margin expanding
  - 3.72% for Q3 2012 vs. 3.36% in 2011
- Fee income increasing
  - Up 19% in 2011
  - Up 35% thru Q3 2012



Net Earnings
$1,400
$1,200
$1,000
$800
$600
$400
$200
$440
$688
$815
$1,226
Q4 '11
Q1 '12
Q2 '12
Q3 '12

Southern FIRST

Model

Proven organic growth / excellent efficiency

ClientFIRST

- Focus
  - Professional target
- Structure
  - Relationship team
- Bankers
  - Provide a superior client experience
- Culture
  - Consistent / low turnover

Southern FIRST

Model

Proven organic growth / excellent efficiency



Retail Deposits ($ mil)
$600
$550
$500
$450
$400
$458
$502
$517
$561
Dec '10
Sep '11
Dec '11
Sep '12



Loan Balances ($ mil)
$650
$625
$600
$575
$550
$525
$572
$591
$598
$638
Dec '10
Sep '11
Dec '11
Sep '12

Southern FIRST

Model

Proven organic growth / excellent efficiency



Efficiency Ratio
75%
70%
65%
60%
55%
50%
70%
65%
62%
62%
Dec '10
Sep '11
Dec '11
Sep '12



Assets / Employee ($ mil)
$8
$7
$6
$5
$4
$3
$2
$6.5
$4.1
Southern First
SC Banks (1)

(1) FDIC June 2012

Southern FIRST

Leadership

Market experience / performance driven

Greenville

Art Seaver, CEO 26 years
Fred Gilmer, EVP 25 years
Mike Dowling, CFO 18 years
Mike Strickland, EVP 25 years

Columbia

Justin Strickland, President
26 years

Charleston

Len Howell, EVP 20 years

Valuation

74% TBV/ exited TARP and retired warrants

Performance

- Superb asset quality
- Strong earnings momentum
- Growing margin
- Increasing fee income

Model

- Unique focus
- Solid loan growth
- Growing market share and core funding
- Highly efficient

Leadership Team

- Deep market knowledge
- Community bank experience
- Proven ability to outperform peers

Strategic Focus

- $1 MM TARP repayment
- Exited TARP in auction
- Purchased warrants
- Charleston expansion
- Shareholder focus

SFST currently trades at 74% of tangible book value

Southern FIRST

SFST: Current Focus

Improve core earnings strength

Grow revenue and margin / lower credit costs

Execute growth strategies

Organic markets / Charleston expansion

Monitor our capital plan

Payoff additional preferred shares from earnings

Strengthen infrastructure

Service capabilities / risk management

Southern FIRST

SFST: Capital Structure – Q3 2012 ($ 000)


$100,000
$80,000
$60,000
$40,000
$20,000
$0
$7,995
$13,000
$16,299
$45,586
Tier 1
$74.9 M
Capital Structure
Allowable Loan Loss Reserve
Tier 1 TRUPS
Tier 1 Preferred Stock
Tier 1 Common Stock

$82.9 million of Total Capital
Total Risk Based Capital – 12.98%

$74 .9 million of Tier 1 Capital
Tier 1 Risk Based - 11.73%
Tier 1 Leverage - 9.75%
Tier 1 Common - 6.02%

SFST: Capital Plan



$100,000
$80,000
$60,000
$40,000
$20,000
$0
$7,995
$13,000
$16,299
$45,586
Tier 1
$74.9 M
Capital Structure
Tier 1 Common Stock
Tier 1 Preferred Stock
Tier 1 TRUPS
Allowable Loan Loss Reserve

- Manage growth to maintain strong regulatory capital ratios
- Continue earnings momentum – generate strong internal capital
- Target additional preferred share repayments from earnings
- Continue dialog with new preferred owners on eventual repayment
  - Conversion
  - Refinance
  - Options

Southern First Bancshares – SFST Value


85
385
26
Greenville
Columbia
Charleston

South Carolina

- **Performance**
  - Outperforming peers with excellent momentum
- **Model**
  - Organic growth with unique efficiencies
- **Leadership**
  - Market experience and performance reputation
- **Valuation**
  - 74% of TBV